EXHIBIT 32.2
PROPHASE LABS, INC.
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934
AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Jed Latkin, Chief Operating Officer, Principal Financial Officer and Principal Accounting Officer of ProPhase Labs, Inc., a Delaware corporation (the “Registrant”), in connection with the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), do hereby represent, warrant and certify, in compliance with Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jed Latkin
Jed Latkin
Chief Operating Officer
(Principal Financial Officer and Principal Accounting Officer)
Date: August 14, 2024